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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 14, 1999
                                                          -------------


                              GISH BIOMEDICAL, INC.
             (Exact name of Registrant as specified in its charter)



         California                    0-10728               95-3046028
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(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No)


                  2681 Kelvin Avenue, Irvine, California 92715
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 756-5485
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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                             Exhibit Index on Page 3

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ITEM 5. OTHER EVENTS

        On June 14, 1999, the Company announced the resignation of Jeanne M. Miller, the Company's Vice President and Chief Financial Officer. Ms. Miller is resigning for personal and family reasons. The Company's management has concluded its search for a new chief financial officer and expects to announce Ms. Miller's successor shortly.


ITEM 7. EXHIBITS

EXHIBIT NO.     DESCRIPTION

99.1            Press Release Dated June 14, 1999


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GISH BIOMEDICAL, INC.


Date:  June 25, 1999                        By: /s/ JEANNE M. MILLER
                                                --------------------------------
                                                Jeanne M. Miller
                                                Chief Financial Officer





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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
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   99.1           Press Release dated June 14, 1999





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